UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Report for Event : April 18, 2006

                                  MB TECH, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                    000-26569              88-9399260
(State or other jurisdiction   Commission File Number   (I.R.S. Employer
    of incorporation or                                 Identification No.)
      organization)
                       1588-11, Gwanyang-Dong, Donggan-Gu,
                    3rd Fl., The Korea Development Bank Bldg,
                   Anyang City,Gyeonggi-do, Republic of Korea
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               (Address of principal executive offices) (Zip Code)


                                 82-31-381-6666
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                (Issuer's Telephone Number, Including Area Code)

                          Suite 5408, Dongseoul College
                    Bokjeong-dong, Sujeong-gu, Seongnam City
                                Republic of Korea
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         (Former Name, Former Address and Former Fiscal Year if Changed
                               Since Last Report)

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

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

In connection with the previously reported share exchange agreement with Metaware Co. Ltd., Hanwook Bae and Sangeon Park resigned as officers and directors of MB Tech to pursue other opportunities.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MB TECH, INC.

Date:  April 20, 2006                          By: /s/ Chanmyun Han
                                                   -----------------------------
                                                   Chanmyun Han, Chief Operating
                                                   Officer and Treasurer



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